POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, hereby appoints Carol E. Springsteen or William H. Drinkwater, and each of them his/her true and lawful attorney to execute in his/her name, place and stead and on his/her behalf any registration statements for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of any and all separate accounts which are currently in existence or which may be established in the future by First Investors Life Insurance Company, and any and all amendments to said registration statements (including post-effective amendments), and all instruments necessary in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

IN WITNESS WHEREOF the undersigned has subscribed these presents this

15  day of  Feb.   , 2008.

/s/ Lawrence A. Fauci
Lawrence A. Fauci

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, hereby appoints Carol E. Springsteen or William H. Drinkwater, and each of them his/her true and lawful attorney to execute in his/her name, place and stead and on his/her behalf any registration statements for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of any and all separate accounts which are currently in existence or which may be established in the future by First Investors Life Insurance Company, and any and all amendments to said registration statements (including post-effective amendments), and all instruments necessary in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

IN WITNESS WHEREOF the undersigned has subscribed these presents this 14  day of February, 2008.

/s/ Robert M. Flanagan
Robert M. Flanagan

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, hereby appoints Glenn O. Head or William H. Drinkwater, and each of them his/her true and lawful attorney to execute in his/her name, place and stead and on his/her behalf any registration statements for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of any and all separate accounts which are currently in existence or which may be established in the future by First Investors Life Insurance Company, and any and all amendments to said registration statements (including post-effective amendments), and all instruments necessary in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and autho rity to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

IN WITNESS WHEREOF the undersigned has subscribed these presents this 28th day of March 2003.

/s/ Glenn O. Head
Glenn O. Head

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, hereby appoints Glenn O. Head or William H. Drinkwater, and each of them his/her true and lawful attorney to execute in his/her name, place and stead and on his/her behalf any registration statements for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of any and all separate accounts which are currently in existence or which may be established in the future by First Investors Life Insurance Company, and any and all amendments to said registration statements (including post-effective amendments), and all instruments necessary in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behal f of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

IN WITNESS WHEREOF the undersigned has subscribed these presents this 17th day of March 2003.

/s/ Richard H. Gaebler
Richard H. Gaebler

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, hereby appoints Glenn O. Head or William H. Drinkwater, and each of them his/her true and lawful attorney to execute in his/her name, place and stead and on his/her behalf any registration statements for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of any and all separate accounts which are currently in existence or which may be established in. the future by First Investors Life Insurance Company, and any and all amendments to said registration statements (including post-effective amendments), and all instruments necessary in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in t he name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

IN WITNESS WHEREOF the undersigned has subscribed these presents this  14th day of March 2003.

/s/ Jay G. Baris
Jay G. Baris

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, hereby appoints Glenn O. Head or William H. Drinkwater, and each of them his/her true and lawful attorney to execute in his/her name, place and stead and on his/her behalf any registration statements for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of any and all separate accounts which are currently in existence or which may be established in the future by First Investors Life Insurance Company, and any and all amendments to said registration statements (including post-effective amendments), and all instruments necessary in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney, shall have full power and authority to do and perform in the name and on behalf of t he undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

IN WITNESS WHEREOF the undersigned has subscribed these presents this day  18th of March 2003.

/s/ Scott Hodes
Scott Hodes

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, hereby appoints Glenn O. Head or William H, Drinkwater, and each of them his/her true and lawful attorney to execute. in his/her name, place and stead and on his/her behalf any registration statements for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of any and all separate accounts which are currently in existence or which may be established in the future by First Investors Life Insurance Company, and any and all amendments to said registration statements (including post-effective amendments), and all instruments necessary in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or de sirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

IN WITNESS WHEREOF the undersigned has subscribed these presents this  31st day of March 2003.

/s/ Glenn T. Dallas
Glenn T. Dallas

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, hereby appoints Glenn O. Head or William H. Drinkwater, and each of them his/her true and lawful attorney to execute in his/her name, place and stead and on his/her behalf any registration statements for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of any and all separate accounts which are currently in existence or which may be established in the future by First Investors Life Insurance Company, and any and all amendments to said registration statements (including post-effective amendments), and all instruments necessary in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behal f of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

IN WITNESS WHEREOF the undersigned has subscribed these presents this 26th day of March 2003.

/s/ Jackson Ream
Jackson Ream

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, hereby appoints Glenn O. Head or William H. Drinkwater, and each of them his/her true and lawful attorney to execute in his/her name, place and stead and on his/her behalf any registration statements for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of any and all separate accounts which are currently in existence or which may be established in the future by First Investors Life Insurance Company, and any and all amendments to said registration statements (including post-effective amendments), and all instruments necessary in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

IN WITNESS WHEREOF the undersigned has subscribed these presents this 16th day of March 2003.

/s/ Nelson Schaenen Jr.
Nelson Schaenen Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, hereby appoints Glenn O. Head or William H. Drinkwater, and each of them his/her true and lawful attorney to execute in his/her name, place and stead and on his/her behalf any registration statements for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of any and all separate accounts which are currently in existence or which may be established in the future by First Investors Life Insurance Company, and any and all amendments to said registration statements (including post-effective amendments), and all instruments necessary in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and author ity to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

IN WITNESS WHEREOF the undersigned has subscribed these presents this 18th day of March 2003.

/s/ Jane W. Kruzan
Jane W. Kruzan

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, hereby appoints Glenn 0. Head or William H. Drinkwater, and each of them his/her true and lawful attorney to execute in his/her name, place and stead and on his/her behalf any registration statements for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of any and all separate accounts which are currently in existence or which may be established in the future by First Investors Life Insurance Company, and any and all amendments to said registration statements (including past-effective amendments), and all instruments necessary in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

IN WITNESS WHEREOF the undersigned has subscribed these presents this 20th day of March 2003.

/s/ John T. Sullivan
John T. Sullivan

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, hereby appoints Glenn O. Head or William H. Drinkwater, and each of them his/her true and lawful attorney to execute in his/her name, place and stead and on his/her behalf any registration statements for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of any and all separate accounts which are currently in existence or which may be established in the future by First Investors Life Insurance Company, and any and all amendments to said registration statements (including post-effective amendments), and all instruments necessary in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

IN WITNESS WHEREOF the undersigned has subscribed these presents this 28thday of March 2003.

/s/ Kathryn S. Head
Kathryn S. Head

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, hereby appoints Glenn O. Head or William H. Drinkwater, and each of them his/her true and lawful attorney to execute in his/her name, place and stead and on his/her behalf any registration statements for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of any and all separate accounts which are currently in existence or which may be established in the future by First Investors Life Insurance Company, and any and all amendments to said registration statements (including post-effective amendments), and all instruments necessary in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

IN WITNESS WHEREOF the undersigned has subscribed these presents this 14th day of March 2003.

/s/ Clark D. Wagner
Clark D. Wagner